________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)October 18, 1999

                        HEALTHRITE, INC.
      (Exact name of registrant as specified in its charter)

___________Delaware_________     000-23016          133714405
(State or other jurisdiction     (Commission     (IRS Employer
     of incorporation)           File Number)     Ident. No.)

11445 Cronhill Drive, Owing Mills, Maryland      __21117___
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code(410)-581-8042

                              N/A
  (Former name or former address, if changed since last report.)

________________________________________________________________
________________________________________________________________



Item 2.		Disposition of Assets.

	Montana Naturals International, Inc., HealthRite, Inc's wholly-owned subsidiary, has entered into a Settlement Agreement with U. S. Bank National Association MT providing for the foreclosure by the Bank on the majority of its assets and the voluntary surrender of certain other assets to the Bank. In exchange, Montana Naturals was discharged of all of its indebtedness to the Bank. Subject only to a $100,000 maximum potential obligation, HealthRite was also released from its corporate guarantee, which was entered into as part of the original financing transaction. The Settlement Agreement was entered into on October 15, 1999. The HealthRite board of directors determined that Montana Naturals was unable to service its debt. The subsidiary's contract manufacturing business which represented 70% of the subsidiary's revenues, collapsed due to the entry of major pharmaceutical companies into the herbal business in late 1998. In addition, a few of the subsidiary's major drug chain customers failed to pay for products ordered and shipped on time and under the terms and conditions of their agreement. The board therefore concluded that Montana Naturals was no longer a viable enterprise. As a result of the Bank's take over of all of the assets of Montana Naturals, the subsidiary has been closed in its entirety.

	The board of HealthRite believes that the liquidation of the unprofitable and debt ridden Montana Naturals subsidiary will allow the company to cure its liquidity problems caused substantially by the losses incurred in the operation of Montana's herbal business. HealthRite will now focus exclusively on the weight management business operated by its other subsidiary, Jason Pharmaceuticals, Inc. featuring its Medifast branded products.

Item 5.		Other Events.

	a.	Secured Debt Offering by Subsidiary

	On September 23, 1999, Jason Pharmaceuticals, Inc. HealthRite's wholly-owned subsidiary, which manufactures, distributes and sells its Medifast brand of weight loss and weight management products, completed a private placement of $375,000 in subordinated secured debt together with HealthRite warrants.

	b.	Removal from Nasdaq SmallCap Market Listing

	The Company has been notified by the Nasdaq Stock Market that effective October 26, 1999 it no longer meets the Nasdaq SmallCap maintenance listing requirements. Accordingly, HealthRite, Inc. common stock (HLRT) is, effective October 26, 1999, no longer listed on the Nasdaq SmallCap Market. HealthRite, Inc. common stock will now trade on the NASD OTC Bulletin Board.

Item 7.		Financial Statements and Exhibits.

Exhibit Number

	2		Settlement Agreement dated October 15, 1999 by
			and between U.S. Bank National Association MT, Montana Naturals International, Inc., HealthRite, Inc. and Jason Pharmaceuticals, Inc.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						HEALTHRITE, INC.

						By: /s/ Bradley T. MacDonald
							Bradley T. MacDonald
							Chairman and CEO

Dated:  October 28, 1999